Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2018
Property and equipment, net
Summary of Property and Equipment

Property and equipment consist of the following:

	As of December 31,
	2017	2018
Cost:
Office equipment	4,661	4,327
Leasehold improvements	1,763	1,487
Furniture and fixtures	753	693
Total cost	7,177	6,507
Less: Accumulated depreciation	(5,882)	(6,046)
Exchange differences	(130)	(132)
Property and equipment, net	1,165	329

Summary of Depreciation Expense Recognized

Depreciation expense recognized for the years ended December 31, 2016, 2017 and 2018 are summarized as follows:

	For the years ended December 31,
	2016	2017	2018
Cost of revenues	11	6	6
Research and development	199	108	124
Sales and marketing expenses	838	582	504
General and administrative expenses	464	667	425
Total	1,512	1,363	1,059